VOYA MUTUAL FUNDS

Voya Multi-Manager International Equity Fund

(“Fund”)

Supplement dated November 23, 2016

to the Fund’s Class I Prospectus dated February 29, 2016 and to the Fund’s Class I Summary Prospectus

dated February 29, 2016, as supplemented June 10, 2016

(each a “Prospectus” and collectively “Prospectuses”)

On November 17, 2016 the Fund’s Board of Trustees (“Board”) approved the removal of J.P. Morgan Investment Management Inc. (“JPMorgan”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) as sub-advisers to the Fund, and the addition of Polaris Capital Management, LLC (“Polaris”) and Wellington Management Company LLP (“Wellington Management”) as sub-advisers to the Fund, with related changes to the Fund’s principal investment strategies, effective on or about January 20, 2017. Currently, Baillie Gifford Overseas Limited (“BG Overseas”), JPMorgan, Lazard Asset Management LLC (“Lazard”), and T. Rowe Price each manage a portion of the Fund’s assets. From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a “transition period,” during which time a transition manager will sell a portion of the assets currently managed by BG Overseas, Lazard, JPMorgan and T. Rowe Price. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about January 20, 2017, BG Overseas, Lazard, Polaris, and Wellington Management will begin managing the Fund’s assets.

Effective on or about January 20, 2017, the Fund’s Prospectuses are hereby revised as follows:

1.	The subsection entitled “Fees and Expenses of the Fund – Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

On or about January 20, 2017, Polaris Capital Management, LLC (“Polaris”) and Wellington Management Company LLP (“Wellington Management”) will be added as additional sub-advisers to the Fund and J.P. Morgan Investment Management Inc. (“JPMorgan”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) will be removed as sub-advisers to the Fund. Currently, Baillie Gifford Overseas Limited (“BG Overseas”), JPMorgan, Lazard Asset Management LLC (“Lazard”), and T. Rowe Price each manage a portion of the Fund’s assets. During the period from the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a transition period during which time a transition manager will sell a portion of the assets currently managed by BG Overseas, JPMorgan, Lazard, and T. Rowe Price which will result in buy and sell transactions.

These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

2.	The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The Fund does not seek to focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, privately placed securities, and IPOs. The Fund may invest up to 15% of its assets in real estate-related securities including real estate investment trusts. The Fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The Fund typically uses derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the Fund.

The Fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts.

The Fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Baillie Gifford Overseas Limited (“BG Overseas”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodologies for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

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The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

Baillie Gifford Overseas Limited

In selecting investments for the Fund, BG Overseas normally takes into account the industry and country allocations in the MSCI EAFE® Index. A significant part of the assets will normally be divided among continental Europe, the United Kingdom, and Asia (including Australia and New Zealand). Country allocation, however, is driven by stock selection. BG Overseas invests in companies that it believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. BG Overseas’ investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that it believes can sustain an above-average growth rate, which is not reflected in the share price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers in this bottom-up analysis include earnings growth, cash flow growth, profitability, capital structure, and valuation.

Lazard Asset Management LLC

In choosing securities, Lazard normally invests in large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE® Index that Lazard believes are undervalued based on their earnings, cash flow or asset values. Lazard believes that stock returns over time are driven by the sustainability and direction of financial productivity, balanced by valuation. However, Lazard believes that financial markets will sometimes evaluate these factors inefficiently, presenting investment opportunities balanced by financial productivity. Lazard looks for established companies in economically developed countries and may invest in securities of companies whose principal business activities are located in emerging market countries or domiciled in emerging market countries.

Polaris Capital Management, LLC

Polaris uses proprietary investment technology combined with Graham & Dodd style fundamental research to seek to identify potential investments that Polaris believes have significantly undervalued streams of sustainable cash flow. The firm uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 companies worldwide. Polaris uses these measures to identify approximately 500 companies that Polaris believes have the greatest potential for undervalued streams of sustainable free cash flow. As a cross check to the database screen, a global valuation model is used that seeks to identify the most undervalued countries based on corporate earnings, yield, inflation, interest rates, and other variables. Allocations among investments are primarily determined by bottom-up security analysis while providing diversification in terms of country, industry and market capitalization. Polaris monitors portfolio companies as well as a “watch list” comprised of companies which may be purchased if the valuation of an existing portfolio company falls below established limits.

Wellington Management Company LLP

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the

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assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving and/or sustainable return on capital, and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country, and sector weightings being secondary factors.

3.	The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby revised to add the following risk:

Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

4.	The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of Polaris Capital Management, LLC and Wellington Management Company LLP as sub-advisers to the Fund and the removal of J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. as sub-advisers to the Fund. Effective on or about January 20, 2017, the following serve as adviser, sub-adviser, and portfolio managers to the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Voya Investments, LLC

Sub-Adviser

Baillie Gifford Overseas Limited

Portfolio Managers

Gerard Callahan	Ian Campbell
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)
Sophie Earnshaw, CFA	Joe Faraday, CFA
Portfolio Manager (since 12/14)	Portfolio Manager (since 01/11)
Moritz Sitte, CFA	Tom Walsh, CFA
Portfolio Manager (since 12/14)	Portfolio Manager (since 12/14)

Sub-Adviser

Lazard Asset Management LLC

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Portfolio Managers
Michael G. Fry	Michael A. Bennett
Portfolio Manager (since 07/13)	Portfolio Manager (since 07/13)
Kevin Matthews	Michael Powers
Portfolio Manager (since 07/13)	Portfolio Manager (since 07.13)
John R. Reinsberg
Portfolio Manager (since 07/13)

Sub-Adviser
Polaris Capital Management, LLC
Portfolio Managers
Bernard R. Horn, Jr.	Sumanta Biswas, CFA
Portfolio Manager (since 01/17)	Portfolio Manager (since 01/17)
Bin Xiao, CFA
Portfolio Manager (since 01/17)

Sub-Adviser
Wellington Management Company LLP
Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Portfolio Manager (since 01/17)	Portfolio Manager (since 01/17)

5.	The subsection entitled “Management of the Funds – Voya Multi-Manager International Equity Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Voya Multi-Manager International Equity Fund

The Multi-Manager Approach

Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP are the sub-advisers of Voya Multi-Manager International Equity Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

The Adviser will determine what it believes to be the optimal allocation of the assets under management between the four sub-advisers. Subsequent inflows and outflows will be allocated between the sub-advisers to maintain this allocation.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited (“BG Overseas” or “Sub-Adviser”) is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom which, as of December 31, 2015 had approximately $181.3 billion in assets under management. The principal address of BG Overseas is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. As of December 31, 2015, BG Overseas had assets under management of over $114.6 billion.

The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Equity Fund’s assets allocated to BG Overseas.

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Gerard Callahan, Portfolio Manager, is head of the UK equity team and is a partner of Baillie Gifford & Co. where he has worked since 1991. Mr. Callahan is an Investment Manager and has been a member of the Portfolio Construction Group since 2007 and Chairman since 2010.

Iain Campbell is a Portfolio Manager on the Japanese team. Before joining BG Overseas in 2004, he worked for Goldman Sachs from 2000 to 2002 in the investment banking division.

Sophie Earnshaw, CFA, Portfolio Manager, joined BG Overseas in 2010 and is an Investment Manager in the Emerging Markets Equity Team. Ms. Earnshaw joined the International Focus Portfolio Construction Group in 2014.

Joe Faraday, CFA, Portfolio Manager, joined BG Overseas in 2002. Mr. Faraday has worked as an investment manager on the European, North American, Developed Asia, and Emerging Markets Equity teams. He has been a member of the Portfolio Construction Group since 2007.

Moritz Sitte, CFA, Portfolio Manager, joined BG Overseas in 2010 and is an Investment Manager in the European Equity Team. Mr. Sitte joined the International Focus Portfolio Construction Group in 2014.

Tom Walsh, CFA, Portfolio Manager, joined BG Overseas in 2009 and is an Investment Manager in the European Equity Team. Mr. Walsh joined the International Focus Portfolio Construction Group in 2014.

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard” or “Sub-Adviser”) is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC. Lazard’s principal address is 30 Rockefeller Plaza, New York, New York 10112. As of December 31, 2015, assets under management were approximately $167.8 billion.

The following individuals are responsible for the day-to-day management of Voya Multi-Manager International Equity Fund’s assets allocated to Lazard.

Michael G. Fry, managing director and Portfolio Manager/Analyst with Lazard Asset Management Limited (London), is also a Portfolio Manager/Analyst on various global and international equity teams. He joined Lazard in 2005.

Michael A. Bennett, managing director and Portfolio Manager/Analyst with Lazard Asset Management LLC (New York), is a Portfolio Manager/Analyst on various international and global equity teams. He joined Lazard in 1992. Currently, Mr. Bennett also coordinates the activities of Lazard Asset Management’s Investment Council.

Kevin Matthews, managing director and Portfolio Manager/Analyst on the International Equity and International Equity Select teams, joined Lazard in 2001.

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Michael Powers, managing director and Portfolio Manager/Analyst with Lazard Asset Management LLC (New York), is a Portfolio Manager/Analyst on various global and international equity teams. He joined Lazard in 1990.

John R. Reinsberg, Deputy Chairman of International and Global Strategies with Lazard Asset Management LLC (New York) and is responsible for oversight of the firm’s international and global strategies as well as being a Portfolio Manager/Analyst on various global equity and international equity teams. He joined Lazard in 1992.

Polaris Capital Management, LLC

Polaris Capital Management, LLC (“Polaris” or “Sub-Adviser”), is a registered investment adviser whose principal address is 121 High Street, Boston, Massachusetts 02110. As of June 30, 2016, Polaris had approximately $6.6 billion in assets under management for institutional clients and affluent individuals.

The following individuals are jointly responsible for the day-to-day management Voya Multi-Manager International Equity Fund’s assets allocated to Polaris.

Bernard R. Horn, Jr., Portfolio Manager, is the Founder, President and Chief Investment Officer of Polaris. Mr. Horn founded Polaris in 1995.

Sumanta Biswas, CFA, Portfolio Manager, and Vice President of Polaris joined Polaris in 2002 as an analyst.

Bin Xiao, CFA, and Portfolio Manager, joined Polaris in 2006 as an analyst.

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of September 30, 2016, Wellington Management had investment management authority with respect to approximately $998 billion in assets.

The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Equity Fund’s allocated to Wellington Management.

Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Tara Connolly Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management is involved in portfolio management and securities analysis. Ms. Stilwell joined Wellington Management as an investment professional in 2008.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
01/20/17	Voya Multi-Manager International Equity Fund	Polaris Capital Management, LLC and Wellington Management Company LLP were added as additional sub-advisers

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Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
and J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. were removed as the Fund’s sub-advisers*
07/01/13	ING Multi-Manager International Equity Fund	J.P. Morgan Investment Management Inc. and Lazard Asset Management LLC were added as additional sub-advisers**
Since inception	ING International Growth Fund	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

*   The Sub-Adviser changes resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Advisers.

** The addition of the two sub-advisers resulted in a change to the Fund’s principal investment strategies.

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VOYA MUTUAL FUNDS

Voya Multi-Manager International Equity Fund

(“Fund”)

Supplement dated November 23, 2016

to the Fund’s Class I Statement of Additional Information (“SAI”)

dated February 29, 2016

On November 17, 2016 the Fund’s Board of Trustees (“Board”) approved the removal of JPMorgan Investment Management, Inc. (“JPMorgan”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) as sub-advisers to the Fund, and the addition of Polaris Capital Management, LLC (“Polaris”) and Wellington Management Company LLP (“Wellington Management”) as sub-advisers to the Fund, with related changes to the Fund’s principal investment strategies, effective on or about January 20, 2017. Currently, Baillie Gifford Overseas Limited (“BG Overseas”), JPMorgan, Lazard Asset Management LLC (“Lazard”), and T. Rowe Price each manage a portion of the Fund’s assets. From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a “transition period,” during which time a transition manager will sell a portion of the assets currently managed by BG Overseas, Lazard, JPMorgan and T. Rowe Price. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about January 20, 2017, BG Overseas, Lazard, Polaris, and Wellington Management will begin managing the Fund’s assets.

Effective on or about January 20, 2017, the Fund’s SAI is hereby revised as follows:

1.	All references to J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. as sub-advisers for Voya Multi-Manager International Equity Fund are hereby deleted.

2.	The line item with respect to Voya Multi-Manager International Equity Fund in the table in the section entitled “Sub-Adviser – Sub-Advisory Fees” is hereby deleted in its entirety and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Multi-Manager International Equity Fund	Baillie Gifford Overseas Limited (“BG Overseas”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
Lazard Asset Management LLC (“Lazard”)
Polaris Capital Management, LLC (“Polaris”)
Wellington Management Company LLP (“Wellington Management”)

3.	The first paragraph in the subsection entitled “Sub-Adviser – Portfolio Managers – Multi-Manager International Equity Fund” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Sub-Advised by BG Overseas, Lazard, Polaris, and Wellington Management

4.	The subsection entitled “Sub-Adviser – Portfolio Managers – Multi-Manager International Equity Fund” of the Fund’s SAI is hereby revised to add the following:

Polaris

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2016:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bernard R. Horn, Jr.	6	$3,423,553,522	9	$889,222,218	23	$2,830,395,023
Sumanta Biswas	6	$3,423,553,522	9	$889,222,218	23	$2,830,395,023
Bin Xiao	6	$3,423,553,522	9	$889,222,218	23	$2,830,395,023

Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation

All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the amount of assets under management. At the senior level, bonus ranges from 0 percent to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75 percent of base. At the junior level the bonus currently represents 0 percent to 50 percent of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

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Ownership of Securities

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of October 31, 2016, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Bernard R. Horn, Jr.	None
Sumanta Biswas	None
Bin Xiao	None

Wellington Management

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2016:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nicolas M. Choumenkovitch	9	$5,099,392,650	13[1]	$3,068,977,991	33[2]	$13,971,288,733
Tara Connolly Stilwell, CFA	9	$5,099,392,650	12[1]	$3,064,580,739	34[2]	$13,934,279,342
1	One of these accounts with total assets of $97,597,072 has a performance-based advisory fee.
2	Five of these accounts with total assets of $6,500,742,761 have performance-based advisory fees.

Potential Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio manager(s) listed in the prospectus who are primarily responsible for the day-to-day management of the Fund generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. A portfolio manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a portfolio manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

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A portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a portfolio manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. A portfolio manager also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to a portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager. Finally, a portfolio manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended October 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality

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investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund, (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each portfolio manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP.

Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the portfolio manager and generally each other account managed by such portfolio manager. The portfolio manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the portfolio manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by a portfolio manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Each portfolio manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

The portfolio managers for the Fund are Partners.

For the Fund, Wellington Management has defined the following index as the benchmark index for the investment team:

Fund	Portfolio Manager	Benchmark
Voya Multi-Manager International Equity Fund	Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA	MSCI All Country World ex US

Ownership of Securities

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of October 31, 2016, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

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Portfolio Manager	Dollar Range of Fund Shares Owned
Nicolas M. Choumenkovitch	None
Tara Connolly Stilwell, CFA	None

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